Vivani

Nasdaq: VANI

www.vivani.com

Vivani Medical, Inc.

Guaranteed Adherence. Better Outcomes.

August 2025

Disclaimers

The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created by those sections. All statements in this release that are not based on historical fact are "forward looking statements." These statements may be identified by words such as "estimates," "anticipates," "projects," "plans" or "planned," "strategy," “goal," "seeks," "may," "will," "expects," "intends," "believes," "should," and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments that Vivani Medical, Inc. ("Vivani", the "Company", "we" or "us) expects or anticipates will occur in the future, such as stated objectives or goals, our products and their therapeutic potential and planned development, the indications that we intend to target, our technology, our business and strategy, milestones, addressable markets, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this presentation on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors. These risks and uncertainties include, but are not limited to, that we may fail to commence our planned future clinical trials for products under development; conduct any pre-clinical activities of our other products; our products may not demonstrate safety or efficacy in clinical trials; we may fail to secure marketing approvals for our products; there may be delays in regulatory approval or changes in regulatory framework that are out of our control; our estimation of addressable markets of our products may be inaccurate; we may fail to timely raise additional required funding; more efficient competitors or more effective competing treatment may emerge; we may be involved in disputes surrounding the use of our intellectual property crucial to our success; we may not be able to attract and retain key employees and qualified personnel; earlier study results may not be predictive of later stage study outcomes; and we are dependent on third-parties for some or all aspects of our product manufacturing, research and preclinical and clinical testing. Additional risks and uncertainties are described in our Annual Report on Form 10-K filed on March 31, 2025, and our subsequent filings with the SEC. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. All of our therapies are still investigational and have not been approved by any regulatory authority for any use.

Vivani Executive Leadership Team



Adam Mendelsohn PhD – CEO/Director

- Co-founder/Co-inventor of Vivani technology
- PhD Bioengineering (UCSF/UC Berkeley)
- Management of Technology Certificate at Haas School of Business
- Research focused on diabetes treatment
- Formerly at Boston Scientific and Minimed



Donald Dwyer, MBA – Chief Business Officer

- Former Executive Director at AstraZeneca with leadership roles in regulatory affairs, drug development, commercial and business development
- Former Vivani Board observer for AZ
- Former PhaseBio Board observer for AZ (prior to IPO)
- Former Director at Cephalon and Rhone Poulenc Rorer



Lisa Porter, MD – Chief Medical Officer

- Former Chief Medical Officer for Eiger BioPharmaceuticals and Dance BioPharm
- Former VP of Medical Development for Amylin
- Former Director at GSK, Global Head of Clinical Strategy for Avandia
- Former Board member of ViaCyte, Inc.



Truc Le, MBA – Chief Operations Officer

- Numerous COO and Executive Positions at Device and Drug-Device Companies, including:
- CTO at Dance BioPharm, COO at Avid Bio
- Exec VP at Prima Biomed, Sr. VP at Nektar Therapeutics (responsible for Exubera approval), and Worldwide VP at Johnson & Johnson



Anthony Baldor, MS, MBA – Chief Financial Officer

- Former CFO and Head of Business Development at Diakonos Oncology
- Former VP Corporate Strategy and Development at 4DMT
- Former Research Analyst at Jefferies
- Former Venture Capital Principal at BioInnovation Capital and Associate at RMI Partners

Vivani Headquarters and GMP Manufacturing Facility

1350 S. Loop Road, Alameda, California since 2023



1350
South Loop Road





KEYENCE
VHX

Vivani Medical, Inc.

1. Innovative, clinical-stage biopharmaceutical company developing a portfolio of ultra long-acting, miniature, drug implants to treat chronic diseases. NanoPortal™ platform technology enables the design of implants aimed at improving medication non-adherence and tolerability.

2. Lead program, NPM-139, is a miniature, subdermal, semaglutide implant under development for chronic weight management in obese and overweight individuals with once or twice-yearly dosing.

3. LIBERATE-1, the first-in-human study of the NanoPortal technology, achieved all primary objectives and has paved the way for future development of the technology with our emerging pipeline.

4. Encouraging preclinical weight loss data with semaglutide paired with the successful completion of the LIBERATE-1 study support the decision to focus the organizations resources on the rapid advancement of NPM-139 toward clinical stage development in 2026.

Company Pipeline

If Approved, Vivani Products will Compete in Markets with Large Potential

Vivani

Indication	Feasibility / Pre-Clinical / Clinical	Market Size**
Obesity/Weight Management	NPM-139* semaglutide	>$60B
Obesity/Weight Management	NPM-115 high-dose exenatide	>$60B
Type 2 Diabetes	NPM-119 exenatide	>$60B
Canine & Feline Obesity	OKV-119*** exenatide	>$1B

*Feasibility recently established with semaglutide, supporting priority development
**Estimated Market Sizes where Vivani products would compete, if approved. Does not represent future sales or revenue estimates of Vivani pipeline products.
Evaluate Pharma's "World Preview 2024: Pharma's Growth Burst July 2024" estimates $130B in GLP-1 sales by 2030. We assume >$60B for Obesity/Chronic Weight Management and >$60B for Type 2 Diabetes by 2030.
*** In Partnership with Okava Pharmaceuticals, Inc.

Drug Implants
Proprietary Platform Technology

GLP-1 Implant and Applicator


Drug
Reservoir
NanoPortal™
Membrane



Approximate size of implant expected for type 2 diabetes indication



Vivani

NanoPortal™:

Innovative Delivery Technology

- Designed to assure adherence
- Minimally-fluctuating and tunable delivery profiles
- Potential application with many molecular types


Drug Reservoir
Reservoir
Medication
Nanotubes


Titania Nanotube Layer
(grown from titanium surface)
Pure Titanium
Nanotube Membrane

NanoPortal™

How it Works…

By precisely adjusting the nanotube pore size to slightly greater than the size of specific drug molecules, the interactions between the drug and nanotube walls can result in desirable release profiles over time, including **near constant release**



Pore too small:
No release
Pore target size:
Near constant release
Pore too large:
Burst release

NanoPortal delivers near-constant / minimally-fluctuating drug release



High Dose, n=6
Low Dose, n=6
In Vitro Release-Rate (μg/day)*
120
100
80
60
40
20
0
0
30
60
90
120
150
Time (Days)

Day 1 timepoint includes cumulative release over the first day including a separately measured 1st hour of release, which was ~7 μg for the high-dose and ~4 μg for the low-dose. Values are mean ± SD.

*Release-rates include exenatide and related substances.

Minimal Fluctuations with 2.5-hour interval sampling
Individual Release Profiles (n=6)



2.5 h
interval
In Vitro Release Rate (μg/day)*
120
100
80
60
40
20
0
98.0
98.5
99.0
99.5
100.0
Time (Days)

Fluctuations during each 2.5-hour interval are within measurement error

NanoPortal™ is a Platform Technology

Broad Potential Application Can Support Portfolio of New Drug Implants

- Minimized Implant Size
- Extendable Implant Duration
- Tunable Delivery Rate
- Tunable Delivery Profile

Current Drug Adherence Challenge

"Drugs don't work in people that don't take them"

NanoPortal Implants Designed to Enable 100% Adherence

- Orals and injectables
- Approximately 50% of patients do not meet glycemic targets primarily due to nonadherence

Dual Incentive to Adopt Technology that Improves Adherence

- Pharmaceutical revenue is increased
- Healthcare costs are decreased



Real-World Adherence of Select Drugs
Real-world Adherence
100%
75%
50%
25%
0%
Ozempic
GLP-1 RA (semaglutide) weekly injection
Mody et al., 2022
Januvia
DPP-4 inhibitors, daily pills
Polonsky et al.,2016
Invokana
SGLT-2 daily pills
Cai et al., 2017
Implant*
GLP-1 RA (semaglutide) miniature implant every 6 or 12 months

* NPM-139' semaglutide implant – under development, designed to enable 100% adherence, not approved in any market

Patient research indicates strong adoption potential for a miniature, 6-month GLP-1 implant

PWD sentiment towards the ITCA 650 concept is more strongly positive amongst those who are currently on a GLP-1 RA or who have taken one in the past.

Likelihood of getting ITCA 650 exenatide implant if FDA-approved, recommended by HCP, and covered by insurance, by current GLP-1 RA status
(Among people with T2D with A1c>7%)



Currently on a GLP-1 RA (n=324)
11%
33%
42%
14%
Ex-GLP-1 RA (n=178)
17%
36%
35%
12%
Never taken a GLP-1 RA (n=319)
17%
39%
34%
10%
Definitely not
Unlikely
Likely
Definitely

56% of patients responded "likely" or "definitely" to get an exenatide implant if FDA approved, prescriber recommended, and covered by insurance

Our question, after showing an image of the device and a description* of how it would be used, was:
"Assuming it was approved by the FDA, your doctor suggests it, and insurance coverage is not an issue, how likely would you be to get and use the implant with exenatide?"

dQ&A

dQ&A insights reported market research during FDA Advisory Board to review ITCA 650 (exenatide implant) on September 21, 2023

Prescriber and Payer research also provide strong support for a miniature, 6-month GLP-1 implant

Prescribing Rating, Average 8.3 out of 10

Rating: Overall, using a scale of 1 to 10, where 1 is not at all likely and 10 is extremely likely, how likely are you to prescribe NPM-119?



Primary Care Physicians (n=10)
0
2
4
6
8
10
Likely to Prescribe
(1=not likely, 10=extremely likely)

Adherence = Lower Acute Care & Outpatient Costs

Total: ~$5,500 (annual, per patient)



Costs ($)
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5000
$0
$12,153
$8233
$16,964
$15,457
$9390
$14,816
$38,633
$38,357
Acute care[b]
Outpatient[b]
Drug[b]
Total
Nonadherent (PDC <80%)
Adherent (PDC ≥80%)

Curtis et al., 2017

Vivani sponsored qualitative market research, March 2020. ~90% of patients receive treatment in primary care

Better adherence is expected to improve GLP-1 effectiveness and tolerability

Medication non-adherence and tolerability are significant unmet needs for GLP-1 treatments

Adherence/Persistence to GLP-1s is suboptimal, at only ~30-40% adherent patients during year one and ~36-47% persistence by end of year one (Ozempic/Wegovy)[1]. Discontinuation leads to **immediate hunger-rebound induced weight regain**.

GI side effects occur in a **majority of patients**[2] when GLP-1 plasma levels rise at each dose escalation. **Missed doses** inadvertently **cause additional dose escalations**, likely **exacerbating GI side effects**.

Vivani's NanoPortal™ implant is designed to prevent missed doses and minimize plasma level fluctuations to improve real-world GLP-1 treatment outcomes[3,4]

1. Gleason et al., 2024 2 Aldhaleei et al., 2024 3 Polonsky et al., 2016; 4.Hamersky et al 2019

Vivani Lead Program
NPM-139

Semaglutide Implant for Chronic Weight Management

Targeting the Rapidly Growing GLP-1 RA Market

Priority Program NPM-139:

Development of once or twice-yearly Semaglutide (Glucagon-like Peptide 1 Receptor Agonist) Implant for Chronic Weight Management in Obese or Overweight Patients

- Semaglutide products Ozempic®, Wegovy® and Rybelsus® generated **~$25B in sales in 2024**
- More than half of patients regularly miss doses based on real-world adherence data
- NPM-139 is initially being designed for once or twice-yearly dosing.
- In addition to obesity, the semaglutide implant is also under consideration for treatment of type 2 diabetes

Weight Loss Medicines Associated With Adherence Challenges

Recent retrospective cohort study (n=1,911) reported improved medication persistence with semaglutide of 40% after one year

- The remaining opportunity for an additional 60% improvement in persistence is significant and will translate to improved patient outcomes
- NPM-139 (semaglutide implant) is designed to guarantee adherence as a result of once or twice-yearly dosing

* Published in Obesity, December 8, 2023

Large Retrospective Cohort Study* (N=1,911)



100%
75%
50%
25%
0%
Percent Remaining on Therapy
Semaglutide
Liraglutide
Phentermine-topiramate
Naltraxone-bupropion
Orlistat
Implant**

** Implant not included in this Large Retrospective Cohort Study, included for illustrative purposes only

Approved Weight Loss Drugs and NPM-139

6 months 12 months

NPM-139 - NanoPortal™ Successfully Delivers Active Semaglutide for >6 Months



ΔWeight vs Control (%)
0.0
−5.0
−10.0
−15.0
−20.0
−25.0
−30.0
−35.0
−40.0
−45.0
−50.0
Day 21
n=16
Day 84
n=12
Day 168
n=8
Day 210
n=4
Day 231
n=4

Weight difference versus control group in healthy Sprague-Dawley rats. % weight change from baseline for NPM-139 (semaglutide implant) corrected to control (sham implant). Implants from 4 animals were removed on each of Day 21, Day 84, and Day 168 for characterization. Values are mean ± SE.

NPM-139 Provides Durable (and Reversible) Weight Loss


Sham (Control), n=3
NPM-139, n=4
ΔWeight vs Control (%)
Time (Days)

Weight difference versus control group in healthy Sprague-Dawley rats out to 231 days. % weight change from baseline for NPM-139 (semaglutide implant) corrected to control (sham implant). Values are mean ± SE.


Implant removed*
Sham (Control), n=3
NPM-139, n=4
ΔWeight vs Control (%)
Time (Days)

Weight difference versus control group in healthy Sprague-Dawley rats following removal of implant. Implants were removed at Day 164 (grey shaded region). % weight changes corrected to control (sham implant). Active group experienced weight loss post-explant attributed to the surgical procedure. Values are mean ± SE. Implants were not removed in the sham group, and the explant procedure typically results in some temporary weight loss that explains the initial decline in adjusted weight after the implants were removed.

*** No implant was removed from the control group at day 164.**

NPM-139 Clinical + Regulatory Development Near-Term Plan

Milestone	Status
Announced LIBERATE-1 Completed and Met All Primary Study Objectives	August 2025
Reported Positive Weight Loss in Preclinical Study with NPM-139, a novel semaglutide implant	August 2025
Design, Develop and Manufacture NPM-139 Clinical Configuration	2025-2026
Disclose Proposed Clinical Program including Phase 2 Dose Ranging Weight Maintenance Trial; Preliminary PK Trial also under consideration	2025
Initiate NPM-139 Clinical Program	2026

Vivani Program
NPM-115

High-Dose Exenatide Implant for Chronic Weight Management

Targeting the Rapidly Growing GLP-1 RA Market

NPM-115:

Development of 6-Month Exenatide (Glucagon-like Peptide 1 Receptor Agonist) Implant for Chronic Weight Management in Obese or Overweight Patients

- Tremendous unmet medical need in Obesity[1]:
  - 934M people living with obesity
  - < 1% taking a branded anti-obesity drug
- GLP-1 monotherapy may provide adequate weight loss for the majority of patients
- Preclinical data with NPM-115 has demonstrated similar magnitude of weight loss for exenatide and semaglutide injection
- NPM-115 target profile may provide an attractive alternative to life-long injections or pills for long-term maintenance of GLP-1 therapy for weight management

[1, 2] Novo Nordisk 2023 Annual Report

6-Month exenatide implant preclinical proof-of-concept achieved


Exenatide Plasma Conc.
Normalized to 250 g Rats (ng/mL)
Expected Exenatide Plasma Conc.
in 85 kg Human (pg/mL)
Time (Days)
Implants removed
EC50
*
**
0
2
4
6
8
10
12
14
16
0
100
200
300
400
500
600
700
0
30
60
90
120
150

Pharmacokinetics of 6-month exenatide implant in male Sprague-Dawley rats (n=6)
Exenatide antibody-positive animals are not included in this data set. Values are mean ± SD.
*2 of 6 implants are responsible for higher Day 1 exenatide concentrations which is not expected to occur in the configuration to be used in the clinic.
** The estimated exenatide EC50 is 51.4 pg/mL when exenatide antibody titers are < 125 and 84 pg/mL when exenatide antibody titers are >= 125. These exenatide EC50 estimates are consistent with the exenatide EC50 estimate, 83.5 pg/mL, from the FDA Clinical Pharmacology review of BYDUREON

In vivo and *in vitro* performance of 12-week exenatide implant configuration to be studied in LIBERATE-1


Sham Implant (Control), n=7
Exenatide Implant, n=7
Explants to occur at day 63 in LIBERATE-1
*
Plasma Concentration (ng/mL)
Time (Day)
0
20
40
60
80

***In vivo* pharmacokinetics of 12-week exenatide implant and sham implant in high fat diet-induced obese mice (n=7 per group).** Values are mean ± SE.

*Day 56 values reported as measured, but sample handling error suspected to have occurred.


Mean, n=17
Upper + Lower 95% CI of Mean
Release Rate (µg/day)
Time (Day)
0
20
40
60
80
100
120

***In vitro* release-rate of exenatide implant to be used in LIBERATE-1 (n=17).** Individual values are included for each timepoint. Each week consists of two 24-hour intervals and a 5-day interval. Values are mean ± 1 SD (bold) and ± 2 SD. Release-rates include exenatide and related substances.

Exenatide delivered with NanoPortal™ technology is associated with durable body weight effects



A
5.0
0.0
−5.0
−10.0
−15.0
−20.0
−25.0
−30.0
ΔWeight vs Control (%)
0
15
30
45
60
75
90
105
Time (Days)
Vehicle Implant (Control), n=18
Exenatide Implant, n=24
B
Implant removed
5.0
0.0
−5.0
−10.0
−15.0
−20.0
−25.0
−30.0
−35.0
−40.0
−45.0
ΔWeight vs Control (%)
0
15
30
45
60
75
90
105
120
135
Time (Days)
Vehicle Implant (Control), n=5
Exenatide Implant, n=5

Weight difference from control in healthy Sprague-Dawley Rats. % weight change from baseline for a single administration of exenatide implant in a study associated with NPM-119 (~320 nmol/kg/day) corrected to control (vehicle implant). **(A)** All animals measured through 105 days of treatment; **(B)** 5 animals measured in each group through 112 days of treatment followed by a 28-day recovery period. Values are mean ± SE.

Exenatide implant reduces liver fat by 82% in obese mice after 12 weeks



35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Liver Fat (% Area)
Sham Implant
(n=7)
Exenatide Implant
(n=7)

Liver fat reduction in high fat diet-induced obese mice. Liver fat % area for exenatide implant vs sham implant 12 weeks after a single administration. Liver fat % area is calculated using Oil Red O (ORO) staining. Values are mean ± SE. These results are numerically consistent with a similar investigation in which liver fat content was evaluated in high fat diet-induced obese mice that received semaglutide injections.

First-in-Human Trial: LIBERATE-1, Now Fully Enrolled

Primary Objectives: Safety/tolerability assessment and full pharmacokinetic characterization. Changes in weight will also be assessed.

Key Inclusion/Exclusion Criteria: 18-55 years old; overweight or obese (BMI 27-40)
Otherwise healthy (no T2DM, normal renal function)



Screen
(≤ 14 days)
Run-In (8 Weeks)
Randomize
Treatment (9 Weeks)
EOT
F/U
(EOS)
Dose
Escalation
Exenatide Implant N=8
Semaglutide
0.5 mg weekly
Bydureon Bcise 2mg weekly N=8
Semaglutide
0.25 mg weekly
Semaglutide 1 mg weekly N=8
Visit 1 2 3 4 5 6/7/8 9 10 11/12/13 14 15/16/17 18 19
Week -2 0 2 4 6 8 9 10 12 14 16 17 18

LIBERATE-1 Topline results

Summary

- The study met its primary objectives which were to evaluate the implant safety and tolerability and characterize the PK profile over a 9-week duration.
- The implant was well-tolerated and no clinically meaningful burst was observed
- There were no serious adverse events and no adverse events considered severe in intensity
- The release profile observed provides encouragement for the potential of this technology to provide durable long-term delivery
- LIBERATE-1 provides fundamental information for further clinical development of the NanoPortal technology.

Vivani Medical, Inc.
Financial Information

Vivani Medical, Inc.
Q2 2025: Income/(Loss) Statement

Condensed Consolidated Statement of Operations

	3 Months Ended		6 Months Ended	
In Thousands, except Share Data	Jun. 30, 2025	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024
Operating expenses:				
Research and development, net of grants	4,759	3,513	8,976	7,239
General and administrative	2,703	2,168	5,044	4,669
Total operating expenses	7,462	5,681	14,020	11,908
Loss from operations	(7,462)	(5,681)	(14,020)	(11,908)
Other income (expense), net	318	325	574	513
Net income/(loss)	$ (7,144)	$ (5,356)	$ (13,446)	$ (11,395)
Net income/(loss) per common share – basic	$ (0.12)	$ (0.10)	$ (0.23)	$ (0.21)
Wtd Avg common shares outstanding basic & diluted	59,244	55,021	59,240	53,612

Vivani Medical, Inc.
Q2 2025: Balance Sheet

Condensed Consolidated Balance Sheet In Thousands	Jun. 30 2025	Mar. 31 2025	Dec. 31 2024
ASSETS	(unaudited)	(unaudited)	(audited)
Current assets:			
Cash and cash equivalents	$ 6,794	$ 13,008	$ 18,352
Prepaid expenses and other current assets	1,921	1,842	* 2,090
Total current assets	8,715	14,850	20,442
Property and equipment, net	1,577	1,609	1,693
Right-of-use assets	17,146	17,523	17,957
Restricted cash	1,338	1,338	1,338
Deposits and other assets	129	132	131
Total assets	**$ 28,905**	**$ 35,452**	**$ 41,561**
LIABILITIES AND STOCKHOLDERS' EQUITY			
Current liabilities	$ 6,716	$ 6,199	$ 5,986
Long term operating lease liabilities	17,279	17,629	17,965
Total liabilities	**23,995**	**23,828**	**23,951**
Stockholders' equity:	-	-	-
Total Common Stock, APIC & Other Comp Gain	140,280	139,850	139,534
Accumulated deficit	(135,370)	(128,226)	(121,924)
Total stockholders' equity	4,910	11,624	17,610
Total liabilities and stockholders' equity	**$ 28,905**	**$ 35,452**	**$ 41,561**

*$6.794 million in cash and cash equivalents held on June 30, 2025 does not include three equity purchase agreements entered into in March 2025, May 2025 and August 2025, which will bring an additional $21.25 million of committed capital into the Company through July 2026.

Vivani Medical, Inc.
Q2 2025: Cap Table

As of June 30, 2025		
Equity	**WAEP***	**Number of Shares**
Common Stock		59,243,903
Stock Options	$2.25	8,407,287
RSUs	-	987,500
Warrants	$3.46	8,248,772
Fully Diluted Shares		76,887, 462

*Weighted Average Exercise Price

Vivani Medical, Inc.

1. Innovative, clinical-stage biopharmaceutical company developing a portfolio of ultra long-acting, miniature, drug implants to treat chronic diseases. NanoPortal™ platform technology enables the design of implants aimed at improving medication non-adherence and tolerability.

2. Lead program, NPM-139, is a miniature, subdermal, semaglutide implant under development for chronic weight management in obese and overweight individuals with once or twice-yearly dosing.

3. LIBERATE-1, the first-in-human study of the NanoPortal technology, achieved all primary objectives and has paved the way for future development of the technology with our emerging pipeline.

4. Encouraging preclinical weight loss data with semaglutide paired with the successful completion of the LIBERATE-1 study support the decision to focus the organizations resources on the rapid advancement of NPM-139 toward clinical stage development in 2026.